UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2012

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive
Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9300

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

On September 18, 2012, Genomic Health, Inc. issued a press release announcing positive topline results of a large clinical validation study of its biopsy-based prostate cancer test. The full text of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release issued by Genomic Health, Inc. dated September 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2012

GENOMIC HEALTH, INC.

By:	/s/ Dean L. Schorno
Dean L. Schorno
Chief Financial Officer

GENOMIC HEALTH, INC.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Genomic Health, Inc. dated September 18, 2012.